SHAREHOLDERS' AGREEMENT


     THIS SHAREHOLDERS' AGREEMENT ("Agreement"), made and entered into as of this 14th day of July, 2000 (the "Effective Date") by and among IXION BIOTECHNOLOGY, INC., a Delaware corporation (the "Corporation"), and Q-MED AB
(publ), a Swedish company ("Q-MED"), QVESTOR LLC, a Delaware Limited Liability Company ("QVESTOR"), AMMON B. PECK Ph.D and WEAVER H. GAINES, (referred to herein individually as the "Shareholder" and collectively as the "Shareholders"), as follows:

                              W I T N E S S E T H:
                              --------------------

       WHEREAS, the Shareholders are now the owners of a majority of the Corporation's outstanding shares of stock (the "Shares"); and

       WHEREAS, the Shareholders desire to promote their mutual interests and the interest of the Corporation by imposing certain restrictions and obligations on themselves, the Corporation, and the Shares pursuant to the terms and conditions of this Agreement.

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties agree as follows:

                                      TERMS
                                      -----

       1.      DEFINITIONS

       For purposes of this Agreement, the following terms shall have the meaning indicated below:

       "Dispose Of" shall mean pledge, hypothecate, give, assign, encumber, sell, grant an option with respect to, or otherwise transfer, other than pursuant to a plan of merger or consolidation, to anyone, whether or not it is then a Shareholder; provided, however, that a pledge by all Shareholders of all Shares to secure future financing for the Corporation shall not be deemed a disposition of Shares.

       2.       RESTRICTION ON DISPOSITION

                (a) While this Agreement is in force and effect, no Shareholder shall Dispose Of its interest in any of the Shares now or later owned by it, except by the terms of this Agreement. Any attempted or purported transfer of an ownership interest in violation of this Agreement shall be void and shall constitute an abandonment of the Shareholder's Shares. No transfer of ownership interests pursuant to this Agreement shall be recognized by the Corporation until it is duly entered upon the books and records of the Corporation and all indicia of ownership are changed accordingly.

                (b) The Share certificates shall bear the following legend or a legend to the following effect:

          These shares have not been registered under the Securities Act of 1933, and may not be sold, transferred, pledged, or hypothecated except pursuant to registration under such Act or pursuant to an available exemption from registration under said Act. The transfer of these shares is further restricted under the terms of a Shareholders' Agreement dated as of July 14, 2000 between the holder of this certificate and the Corporation, a copy of which is on file at the principal office of the Corporation. No transfer will be recognized by the Corporation until, as the case may be, counsel to the Corporation is satisfied there is no violation of the Securities Act of 1933, the other shareholders consent to the transfer, or both.

                (c) By virtue of such legend and with notice, any transferee of the Shares of the Corporation becomes a party to, and is bound by, this Agreement.

     3.         DISPOSITIONS OF SHARES

                (a) Restriction. No Shareholder shall Dispose Of his or its Shares, except pursuant to the terms of this Agreement, provided that this section 3 shall not apply to (i) bona fide gifts or bequests by any Shareholder to a third person or member of the Shareholder's family or (ii) bona fide gifts or bequests by a Shareholder to a charitable institution or not-for- profit entity, where the cumulative total of subsections (i) and (ii) do not exceed ten percent of the Shareholder's fully diluted holdings of the Shares measured as of the date of the gift or bequest.

                (b) Corporation's Option to Purchase Shares. A Shareholder (the "Offering Shareholder") who desires to Dispose Of any Shares in response to a bona fide offer from a third party (the "Third Party Offer") shall first offer such Shares to the Corporation and the other Shareholders at the same price and on the same terms contained in the Third Party Offer. The Offering Shareholder shall give a notice ("Notice") signed by the Offering Shareholder to the Corporation and on the same day give Notice to the other Shareholders of such Offering Shareholder's desire to Dispose Of his or its Shares. The Notice shall specify the number of Shares (the "Offered Shares") the Offering Shareholder intends to Dispose Of and the purchase price and terms of any offer to purchase the Shares made by the Third Party Offeror. The Corporation shall have the irrevocable and exclusive first option, but not the obligation, to purchase all or, subject to paragraph 3(c) below, a
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

part of the Offered Shares, at the price and on substantially the same or comparable terms to those set forth in the Notice, provided the Corporation gives notice of its election to purchase to the Offering Shareholder within thirty (30) days after the Corporation receives the Notice.

                (c) Other Shareholders' Option to Purchase Shares. If the Corporation does not elect to purchase all of the Offered Shares covered by the Notice as provided in paragraph 3(b), then, subject to paragraph 3(e), each Shareholder other than the Offering Shareholder shall have the irrevocable and exclusive second option, but not the obligation, to purchase from the Offering Shareholder that part of the Offered Shares that the Corporation has not elected to purchase, pro rata to its holdings of Shares on the date the Corporation received the Notice (exclusive of the Shares offered for sale or otherwise owned by the Offering Shareholder). Each Shareholder who elects to purchase all or a part of its pro rata portion of the Offered Shares shall give notice of such election to the Offering Shareholder and the other Shareholders, as the case may be, within forty-five (45) days after the receipt of the Notice by the Corporation. Each such notice shall state the number of Shares which the Shareholder giving the notice elects to purchase. The purchase price shall be the same as set forth in the Third Party Offer.

                    (i) If any Shareholder fails to exercise its right to purchase its full pro rata portion of the Offered Shares, each of the other
Shareholders who has given notice of election to purchase its full pro rata portion of the Offered Shares shall have an additional ten (10) days after the expiration of such forty-five (45) day period in which to give the Offering Shareholder and the other Shareholders, further notice (the "Further Notice") of its election to purchase all or a part of the Remaining Shares (as defined in (ii) below). Each Further Notice shall state the number of additional Shares that the Shareholder giving the Further Notice elects to purchase. The Shares shall be apportioned among those Shareholders who have given a Further Notice according to the procedure described below or in such different portions as such Shareholders may agree among themselves. Each of the Participating Shareholders, as defined in (ii) below, shall be apportioned (1) that number of additional
Shares that it elected to purchase in its Further Notice and which it has not yet been apportioned pursuant to this paragraph 3(c)(i), or (2) its pro rata portion of the Unpurchased Shares (as defined in (ii) below), whichever is less. If the apportionment is followed and there remain at least one Participating Shareholder and any Unpurchased Shares, the procedure described above shall be repeated.

                    (ii) For purposes of paragraph 3(c)(i), the following definitions shall apply:

                         (1) The "Remaining  Shares" shall be the Offered Shares
that the Corporation and the Shareholders have not elected to purchase.

                         (2) A "Participating Shareholder" shall be a
Shareholder who has given a Further Notice and who has not yet been apportioned pursuant to paragraph 6(c)(i) that number of additional Shares that it elected to purchase in its Further Notice.

                         (3)  "Unpurchased  Shares" shall be the Remaining
Shares that have not yet been apportioned to Participating Shareholders pursuant to paragraph 3(c)(i).

                         (4) A "Participating  Shareholder's Pro Rata Portion"
of the Unpurchased Shares shall be the number of Unpurchased Shares multiplied by the fraction formed by dividing the number of Shares that such Participating Shareholder held on the date the Corporation received the Notice by the number of Shares that all of the Participating Shareholders held on the date the Corporation received the Notice.

                (d)     Effect of an Election to Purchase.  The  Corporation
and each Shareholder giving notice of election to purchase Shares pursuant to paragraph 3(b) or 3(c), respectively, shall be obligated severally (but not jointly) to purchase from the Offering Shareholder, and the Offering Shareholder, provided the Corporation, the other Shareholders, or a combination of the Corporation and the other Shareholders elect to purchase all of the Offered Shares, shall be obligated to sell to the Corporation or the other Shareholders, or the Corporation and the other Shareholders, as the case may be, the number of Offered Shares stated therein, at the price and on substantially similar terms to those contained in the Third Party Offer.


                (e) Consequences if Not All Shares are to be Purchased. If an Offering Shareholder gives Notice and the Corporation, and the other Shareholders do not elect, pursuant to paragraphs 3(b) and 3(c), respectively, to purchase all of the Offered Shares, the Offering Shareholder may elect to sell to the Corporation, if it has elected to purchase part of the Offered Shares and to the Shareholders, if any, who have elected to purchase part of the Offered Shares, the aggregate number of such Shares which the Corporation and such Shareholders have elected to purchase at the price and on substantially similar terms to those contained in the Third Party Offer. If the Corporation and the other Shareholders have failed to elect to purchase all of the Offered Shares pursuant to the provisions above, the Offering Shareholder may sell the Offered Shares (i) to the third party offeror identified in the Notice at the price and on the terms contained in the Third Party Offer or (ii) to any other third party at the identical terms set forth in the Third Party Offer. Such sale to a third party must be closed within thirty (30) days after nonelection by the Corporation and the other Shareholders. If such sale is not closed within such time period, the sale of the Offering Shareholder's Shares will again be governed by the provisions of this section 3.

                (f)     Restrictions  on Third  Party  Purchaser.
Notwithstanding an Offering Shareholder's right to sell Offered Shares to a third party as set forth above, the Offering Shareholder may not sell Offered Shares to any competitor or potential competitor of the Corporation.


                (g) Continuing Restriction on Remaining Shares. If any Shares have been offered for sale pursuant to this section 3 and that offer has not been finally accepted in accordance with the provisions of this section 3, then such Shares still owned by the Offering Shareholder shall remain subject to the terms of this Agreement.


                (h)     Q-MED  and  QVESTOR  Exception.   Notwithstanding   the
above provisions of this Section 3, Q-MED and QVESTOR may sell, transfer, or assign their respective Shares of the Corporation to any subsidiary or affiliate of Q-MED or any business entity in which Q-MED owns an interest in excess of fifty percent (50%), without first offering such shares to the Corporation or the other shareholders.

     4.         DEATH, DISSOLUTION OR DISABILITY OF SHAREHOLDER

                (a)     Death or Dissolution of Shareholder

                       (i) Option to Purchase Shares on Death or Dissolution of Shareholder. Subject to the terms of section 4 (d) hereof, upon the death of a Shareholder (a "Decedent") or upon the dissolution of a Shareholder which is an Entity, whether by operation of law, judicially, or voluntarily (a "Dissolved Shareholder") during the term of this Agreement, the Corporation and the remaining Shareholders ("Remaining Shareholders") shall have the irrevocable and exclusive successive options, but not the obligation, subject to subsection 4(a)(vi) hereof, to purchase, and the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder shall sell all of the Decedent's or Dissolved Shareholder's Shares owned at the date of death or dissolution, at the price and in the manner set forth in this Agreement. The provisions of this section will apply to any Shares held by joint tenancy only upon the death of both joint tenants.

                       (ii) Corporation's First Option to Purchase Shares. The Corporation shall have the irrevocable and exclusive first option to purchase all, but not less than all, of the Decedent's or Dissolved Shareholder's Shares, provided the Corporation gives notice of its election to purchase to the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder within thirty (30) days after the date of appointment of the personal representative of the Decedent's estate ("Date of Appointment") or the date of dissolution of the Dissolved Shareholder (the "Date of Dissolution"). The purchase price to be paid by the Corporation shall be

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

equal to the Agreed Value of the Shares on the date of death of the Decedent or the Date of Dissolution.

                       (iii) Life Insurance. The Corporation may, but is not obligated to, secure life insurance on the Shareholders from a life insurance company selected by the Corporation. This insurance need not be in an amount necessary to pay the entire purchase price for the Shares at death. Each of the Shareholders agrees to do everything necessary to cause insurance policies to be issued pursuant to this Agreement, if the Corporation elects to do so. The Corporation, which shall be the owner of the life insurance policies, agrees to pay the premiums as they become due, and each policy shall be the sole and absolute property of the Corporation. Any dividends payable upon the policies prior to maturity by the death of the insured Shareholder shall be paid to the Corporation in cash or disposed of as the Corporation may direct. This Agreement shall extend to and include all additional life insurance policies issued pursuant to this Agreement.

                      (iv) Shareholders' Second Option to Purchase Shares. If the Corporation does not elect to purchase the Shares of the Decedent or Dissolved Shareholder as provided in subsection 4(a)(ii), then subject to subsection 4(a)(vi), the Remaining Shareholders shall have the irrevocable and exclusive second option, but not the obligation, to purchase from the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder, that part of the Shares, pro rata, to such Remaining Shareholder's holdings of Shares on the date of death of the Decedent or the Date of Dissolution. Each Remaining Shareholder who elects to purchase all or part of its pro rata portion of the Decedent's or Dissolved Shareholder's Shares shall give notice of such election to the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder and to the Remaining Shareholders within sixty (60) days after the Date of Appointment or the Date of Dissolution. The purchase price to be paid shall be equal to the Agreed Value of the Shares on the date of death of the Decedent or the Date of Dissolution.

                              (aa)    If any  Remaining  Shareholder  fails to
exercise its right to purchase its full pro rata portion of the Shares of the Decedent or the Dissolved Shareholder, each Remaining Shareholder who has given notice of election to purchase its full pro rata portion of the Shares of the Decedent or the Dissolved Shareholder shall have an additional twenty (20) days after the expiration of such sixty (60) day period in which to give to the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder and the other Remaining Shareholders further notice (the "Further Notice") of its election to purchase all or a part of the Shares of the Decedent or the Dissolved Shareholder. Each Further Notice shall state the number of additional shares that the Remaining Shareholder giving the Further Notice elects to purchase. The Shares shall be apportioned among those Remaining
Shareholders who have given a Further Notice according to the procedure described below or in such different portions as such Shareholders may agree among themselves. Each of the

Participating Shareholders shall be apportioned (1) that number of additional shares of Shares that it elected to purchase in its Further Notice and which has not yet been apportioned pursuant to this subsection 4(a)(iv)(aa) or (2) its pro rata portion of the Unpurchased Shares, whichever is less. If the apportionment is followed and there remain at least one Participating Shareholder and any Unpurchased Shares, the procedure described above shall be repeated.

                             (bb)  For purposes of subsection 4(a)(iv)(aa),
the following definitions shall apply:

                                   a.     The  "Remaining  Shares" shall be the
Offered Shares that the Shareholders have not elected to purchase.

                                   b.     A "Participating  Shareholder" shall
be a Shareholder who has given a Further Notice and who has not yet been apportioned pursuant to subsection 4(a)(iv)(aa) that number of additional shares that he elected to purchase in his Further Notice.

                                   c.     "Unpurchased  Shares" shall be the
Remaining   Shares  that  have  not  yet  been   apportioned  to   Participating
Shareholders pursuant to subsection 4(a)(iv)(aa).

                                   d.     A  "Participating   Shareholder's Pro
Rata Portion" of the Unpurchased Shares shall be the number of Unpurchased Shares multiplied by the fraction formed by dividing the number of shares of Shares that such Participating Shareholder held on the Date of Appointment or Date of Dissolution by the number of shares of Shares that all of the Participating Shareholders held on the Date of Appointment or Date of Dissolution.

                      (v)      Effect of an Election.    The  Corporation  or
each Shareholder giving notice of election to purchase Shares pursuant to subsection 4(a)(ii) or 4(a)(iv), respectively, shall be obligated severally (but not jointly) to purchase from the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder, and the personal representative of the Decedent or the trustee(s) of the Dissolved Shareholder, provided the Corporation, or such Remaining Shareholders have elected to purchase all of the Offered Shares, shall be obligated to sell to the Corporation, or such Remaining Shareholders, as the case may be, the number of shares of Shares of the Decedent or Dissolved Shareholder stated therein, at the price determined pursuant to subsection 4(a)(ii) or 4(a)(iv).

                      (vi) Consequences if All Shares are Not to be Purchased. If the Corporation or the Remaining Shareholders do not elect, pursuant to subsections 4(a)(ii) and 4(a)(iv), to purchase all of the Shares of the Decedent or the Dissolved Shareholder, the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder may elect to sell to the Remaining

 Shareholders, if any, who have elected to purchase part of the Shares of the Decedent or the Dissolved Shareholder, the aggregate number of such shares which such Shareholders have elected to purchase at the price and on the terms and conditions determined pursuant to subsection 4(a)(iv). If the Corporation or the Remaining Shareholders have failed to elect to purchase all of the Offered Shares pursuant to the provisions above, the personal representative of the Decedent or the Trustee(s) of the Dissolved Corporation, prior to any transfer of the Shares to a third party, shall again offer to sell the Shares at a purchase price equal to the price offered by the bona fide third party purchaser, first to the Corporation and then to the Remaining Shareholders in the same manner as set forth in Subsections 3(b) - 3(e) hereof.

                (b)      Disability of Shareholder

                        (i) Option to Purchase Shares upon Disability of Shareholder. Subject to the terms of section 4 (d), below, if a Shareholder becomes physically or mentally unable to perform his or her regular and customary duties to the Corporation for a continuous period of [one hundred
(100)] days (the "Date of Disability"), such Shareholder shall be considered totally and permanently disabled (a "Disabled Shareholder"). The Corporation and the Remaining Shareholders shall have the irrevocable and exclusive successive options, but not the obligation, to purchase and the Disabled Shareholder, or such Shareholder's guardian or other person possessing the legal power to act on such Shareholder's behalf to satisfy his contractual obligations ("Representative"), shall sell all of the Shares owned by the Disabled Shareholder at the Date of Disability at the price and in the manner set forth in this Agreement.

                        (ii) Corporation's First Option to Purchase Shares. Within thirty (30) days after the Date of Disability, the Corporation may elect, at its option, to purchase all of the Shares owned by the Disabled Shareholder in the same manner as set forth in subsection 4(a)(ii) hereof. The purchase price of the Shares shall equal its Agreed Value as of the Date of Disability.

                        (iii) Disability Insurance. In order to assure sufficient funds are available to pay for a purchase by the Corporation of a Shareholder's Shares in the event of his or her disability, the Corporation may, but is not obligated to, secure disability insurance from a company selected by the Corporation. Each of the Shareholders agrees to do everything necessary to cause disability insurance policies to be issued pursuant to this Agreement, if the Corporation elects to do so. The Corporation, which shall be the owner of the disability insurance policies, agrees to pay the premiums as they become due and each policy shall be the sole and absolute property of the Corporation. This Agreement shall extend to and include all additional disability insurance policies issued pursuant to this Agreement.

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

                        (iv) Shareholders Second Option to Purchase Shares. If the Corporation does not elect to purchase the Shares owned by the Disabled Shareholder, the Remaining Shareholders shall have the irrevocable, and exclusive second option, but not the obligation, to purchase from the Disabled Shareholder that part of the Disabled Shareholder's Shares, pro rata to its holdings of Shares on the Date of the Disability in the manner provided in subsection 4(a)(iv). The purchase price to be paid by the Remaining Shareholders shall equal the Agreed Value of the Shares as of the Date of Disability.

                        (v) Consequences if all Shares are Not to be Purchased. If the Corporation or the Remaining Shareholders do not elect, pursuant to subsections 4(b)(ii) and 4(b)(iv), respectively, to purchase all of the Shares of the Disabled Shareholder, the Disabled Shareholder may elect to sell to the Remaining Shareholders, if any, who have elected to purchase part of the Shares of the Disabled Shareholder, the aggregate number of shares of such Shares which such Remaining Shareholders have elected to purchase at the price determined pursuant to subsection 4(b)(iv). If the Corporation or the Remaining Shareholders have failed to elect to purchase all of the Shares of the Disabled Shareholder pursuant to the above provisions, the Disabled Shareholder may sell its stock to a third party within thirty (30) days thereafter at the Agreed
Value: (i) only on the same terms and conditions as the Shares have been offered to the Corporation and Remaining Shareholders and (ii) only if the purchaser agrees in writing to be bound by all of the terms and conditions of this Agreement. If such sale is not closed within thirty (30) days after nonelection by the Corporation and Remaining Shareholders, the sale of the Disabled Shareholder's Shares shall again be governed by provisions of this section 4.

                (c) Continuous Restriction on Remaining Shares. If any Shares have been offered for sale pursuant to this section 4 and that offer has not been finally accepted in accordance with the provisions of this section 4, then the Shares still held by the personal representative of the Decedent, the Trustee(s) of the Dissolved Shareholder or the Disabled Shareholder shall remain subject to the terms of this Agreement.

                (d) Execution of Voting Trust Agreement. In the event of Shareholder's death, dissolution or disability, the personal representative of the Decedent or the Trustee(s) of the Dissolved Shareholder, or the Shareholder's Representative, within ten (10) days after receiving notice of the election to purchase by the Corporation or the Remaining Shareholders pursuant to the options set forth in section 4 (a) or (b), may take the following actions , in which case the terms of section 4 (a) or (b) shall not apply:

                    (i)      Provide   notice  to  the   Corporation   and
Remaining Shareholders , set forth herein, that such personal representative of the Decedent, or Trustee of the Dissolved Shareholder, or Shareholder's

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

Representative has elected to establish a Voting Trust Agreement, substantially in the form of Exhibit 1 hereto, under which QVESTOR will be appointed as Trustee and shall have the right to exercise, in person or by proxy, all of such Shareholder's voting rights and powers in respect of the Shares registered in the name of the Trustee, and to take part in or consent to any and all corporate or shareholder action; and

                    (ii) Simultaneously with the execution of the Voting Trust Agreement, or as soon as reasonably practicable thereafter, deposit with the Trustee, the certificate or certificates for their respective Shares, together with instruments duly executed for the transfer of their shares to the Trustee. Pending the delivery of such instruments, each Shareholder hereby transfers the Shares to the Trustee. The Shares shall be vested in the Trustee and shall be transferred to the name of the Trustee on the books of the Company, and the Trustee shall issue and deliver a Certificate to each such personal representative of the Decedent, Trustee of the Dissolved Shareholder or Shareholder's Representative representing his beneficial ownership of the deposited Shares (a "Certificate"); and

                    (iii)  Complete the actions  required by  subsections
(d)(i) and (ii) within ninety (90) days following the notice by the Corporation or Remaining Shareholders of their election to purchase the Shareholder's Shares.

         5.       VOTING  AGREEMENT

         Each of the parties hereto agrees to nominate, and cause the Corporation to nominate, for election to the Corporation's Board of Directors at any special or annual meeting of stockholders of the Corporation, four nominees proposed by Shareholders QVESTOR and Q-Med, ("Nominees") and each of the parties hereto agrees to vote, at any special or annual meeting of the stockholders of the Corporation, to elect such Nominees to the Corporation's Board of Directors.

         6.       AGREED VALUE OF SHARES

         The Corporation and the Shareholders stipulate that the Agreed Value of each Share for purposes of this Agreement shall be the value set forth on Schedule "A" attached hereto from time to time. The Agreed Value shall be established not less often than once each calendar year by the Shareholders at the Corporation's Annual Meeting and shall be set forth on a new Schedule "A" to be attached to this Agreement. If for any reason the Shareholders shall have failed to stipulate the value for the year in which a Shareholder dies, is dissolved, becomes disabled, is terminated or announces its intention to sell its Shares, the last previously stipulated value shall control. In the event the Shareholders have failed to stipulate the value of the Shares for more than 18 months and the Agreed Value of the Corporation's Shares is disputed by an Offering Shareholder, the personal representative of the deceased Shareholder, the trustee(s) of a dissolved Shareholder or a Disabled Shareholder covered under this Agreement (hereinafter referred to collectively as the "Selling Shareholders"), the value of the Corporation's Shares will be set by appraisal. The Selling Shareholders, at their expense, shall have the right to choose an MAI appraiser to independently appraise the business and worth of the Corporation as of the date of the event which created a requirement or option to purchase the Shares. Such appraisal shall then be presented to the Board of Directors of the Corporation for their approval. If a majority of the Board approves the amount of the appraisal prepared by the Selling Shareholders' MAI, such appraisal shall be deemed the fair market value of the Corporation ("FMV") from which the Agreed Value of the Shares will be determined for purposes of said transaction. Should a majority of the Corporation's Board of Directors fail to approve the appraisal prepared by the Selling Shareholders' MAI, the Board may, at its expense, choose a second MAI to independently appraise the business and worth of the Corporation. Once the Board's MAI has completed its appraisal, the appraisals of the two MAIs shall be averaged to determine the FMV of the Corporation unless the MAIs disagree on FMV by an amount exceeding ten percent (10%) of the highest such appraisal. If the difference in the appraisals does exceed ten percent (10%), the two MAIs may designate a third MAI to perform an independent appraisal of the company and assign a FMV to its Shares. The cost of the third MAI's appraisal shall be borne equally by the Selling Shareholders and the Corporation, and the FMV determined by such appraiser shall be binding on all parties. Once the FMV of the Corporation is established in accordance with this section, the Agreed Value for said transaction will be calculated by dividing the FMV of the Corporation by the number of shares of Shares outstanding at the date when the event occurred which created a requirement or option to purchase the Shares.

         7.       CLOSING

         The Corporation shall set a reasonable time after acceptance by the Corporation and/or the other Shareholders of an offer from an Offering Shareholder for closing a purchase under this Agreement.

         8.       DELIVERY OF SHARES

         Upon the payment to the Shareholder of the purchase price as provided in this Agreement, the Shareholder shall assign and deliver the Shares purchased under this Agreement to the Corporation (as transfer agent) free and clear of all liens, charges, and encumbrances of any nature whatsoever, duly endorsed for transfer.

         9.       DOCUMENTARY STAMPS

         Whenever any Shares are sold pursuant to this Agreement, the party who triggers the sale of Shares must purchase and affix to the Share certificate any documentary stamps required by Florida law.

         10.      PIGGY-BACK REGISTRATION RIGHTS

         If the Corporation elects to register any of its Shares under the Securities Act of 1933 and/or applicable state securities laws, the Corporation shall provide the Shareholders notice of such election, and, subject to the approval of the lead underwriter in any such registration, the Shareholders shall be entitled to "piggy-back" registration rights for not less than fifty percent ) of their Shares at no expense, other than applicable broker's commission.

         11.      DOCUMENTATION

         While employed by the Corporation, each employee and consultant Shareholder shall prepare and maintain adequate and current documentation of his work for the Corporation. Upon any termination of such employment, the employee Shareholder shall leave reasonable and orderly documentation of his work and cooperate fully with the Corporation in connection with the training of any person or persons employed to perform the employee Shareholder's duties and the orderly and smooth transfer of the employee Shareholder's duties to such person or persons.

         12.      TERMINATION OR MODIFICATION OF AGREEMENT

                  (a) This Agreement will terminate upon the occurrence of any of the following events:

                         (i)      cessation of the Corporation's business;

                         (ii) receivership, filing for relief under the Bankruptcy Code, or dissolution of the Corporation;

                         (iii)    the written agreement of all parties hereto;

                         (iv) the initial public offering of the  Corporation's
                              shares on a listed stock exchange; or

                         (v) the sale of all or substantially all of the stock or assets of the Corporation.

                  (b) This Agreement may only be modified by the written agreement of all parties hereto. Unanimous approval of all Shareholders shall be required for any amendment to be effective.

         13.      ABANDONMENT

         If a Shareholder attempts or purports to attempt to Dispose Of its Shares in violation of this Agreement, then the Shareholder shall be deemed to have abandoned its ownership interest in its Shares, and the Corporation shall be empowered (but not obligated) to redeem such Shareholder's ownership interest in its Shares. The redemption price in the event of an abandonment shall be no greater than the price paid for the Shares by the abandoning Shareholder, without credit or attribution of interest, or the then-current book value of its Shares, whichever sum is less, said lower value being a disincentive to a Shareholder to abandon its interest in its Shares. The redemption price under this paragraph shall be paid to the abandoning Shareholder over a period of two
(2) years in annual installments beginning one year after the date of abandonment, with no interest accruing. Each Shareholder which is a party hereto hereby irrevocably constitutes and appoints the Shareholders who have not abandoned their interests in their Shares as its attorneys-in-fact to terminate its ownership interest in the Corporation in the event it shall abandon its interest as provided herein, and to execute, file of record, and record, as appropriate, such documents and instruments as may be required to effectuate the transfer of its ownership interest.

         14.      INABILITY OF CORPORATION TO PURCHASE SHARES

         If the Corporation does not have sufficient surplus to permit it lawfully to purchase all of the Shares as it deems desirable hereunder to purchase, the Shareholders shall promptly take such measures to vote their respective holdings of Shares to reduce the capital of the Corporation, to revalue the capital of the Corporation so as to increase its surplus, or to take such other steps as may be appropriate or necessary in order to enable the Corporation lawfully to perform its obligations hereunder, including, by way of illustration and not by way of limitation, an up-to-date appraisal of the assets of the Corporation.

         15.      NONIMPAIRMENT

         In no event shall the purchase of a Shareholder's Shares cause the Corporation's solvency and continuing operations to be impaired. Accordingly, in the event insurance proceeds (if obtained for death of a Shareholder) are insufficient to discharge the Corporation's obligation to purchase a Shareholder's Shares, then, notwithstanding any other provision of this Agreement, the payment of the purchase price of the Shares shall be accomplished so as not to cause the solvency and continued operations to be impaired on such terms and conditions as the directors of the Corporation in good faith determine.

         16.      STATUS OF TRANSFEREES

          Except with respect to donees of a Shareholder as set forth in section 3 hereof, any person or entity acquiring any Share of stock in the Corporation, by accepting it, shall be deemed to be a party to this Agreement and to agree to be subject to all the terms and conditions of this Agreement as if he or it signed this Agreement as a Shareholder. Each such transferee shall sign an agreement joining to this Agreement.

         17.      INDEBTEDNESS OF TRANSFEROR TO CORPORATION

         If the transferor of any Shares sold hereunder is indebted to the Corporation at the time the purchase price for the Shares is to be paid by the Corporation, the purchase price paid for such Shares, including any interest or any deferred payments of such purchase price, shall first be applied against the outstanding balance of such indebtedness, and the balance of such purchase price and interest shall be paid to the transferor of the Shares as hereinabove provided.

          18.     PURCHASE BY THE CORPORATION

         Whenever the Corporation, pursuant to this Agreement, purchases Shares, all Shareholders shall do all things and execute and deliver all papers as may be necessary to consummate such purchase. All Shares so purchased by the Corporation shall be cancelled.

          19.     SPECIFIC PERFORMANCE

         The parties hereby declare that it is impossible to measure in money the damages that will accrue to a part or to the Shareholder by reason of a failure of a party to perform any of the obligations under this Agreement. Therefore, if the Corporation, any Shareholder, the personal representative of a Decedent or the trustee(s) of a Dissolved Shareholder shall institute any action or proceeding to specifically enforce the provisions hereof, then any person (including the Corporation) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party has an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that an adequate remedy at law exists so as to defeat the claim for specific performance of this Agreement.

          20.      NOTICES

         Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be given in writing which shall be addressed to the Shareholders at the current address which the Shareholders have furnished to the Corporation and which is on file at the Corporation's office and to the Corporation at its principal office, or if none, to the last known address of the addressee, and shall be deemed given (i) when actually received by hand delivery or express courier, or (ii) five (5) days after posting by postage pre-paid certified or registered mail.

          21.      GOVERNING LAW

         This Agreement shall be governed, construed, interpreted, and enforced in accordance with the laws of the State of Delaware.

         22.      ARBITRATION/ATTORNEY FEES

         The parties will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by mediation in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes.

         If the matter has not been resolved pursuant to the aforesaid mediation procedure within sixty days of the commencement of such procedure (which period may be extend by mutual agreement), the controversy shall be settled by arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, by three arbitrators, of whom each party shall appoint one. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss. 1-16, and judgment upon the award rendered by the Arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be Orlando, Florida.

         The prevailing party in such arbitration shall be entitled to an award of attorney's fees incurred during the mediation and arbitration.

         23.      BINDING EFFECT

         This Agreement will inure to the benefit of and be binding upon the Corporation, its successors and assigns, including, but not limited to, any Corporation or entity that may acquire all or substantially all of the Corporation's assets and business or into which the Corporation may be consolidated or merged, and upon the Shareholders, their successors, assigns, heirs, and legal representatives, as the case may be, and shall bind all who sign regardless of whether one or more persons who hold Shares fail to sign this Agreement.

         24.      MULTIPLE COPIES OR COUNTERPARTS OF AGREEMENT.

         The original and one or more copies of this Agreement may be executed by one or more of the parties. In such event, all of such executed copies shall have the same force and effect as the executed original, and all of such counterparts, taken together, shall have the effect of a fully executed original.

         25.      NO ASSIGNMENT

         This Agreement and a Shareholder's rights hereunder may not be assigned by a Shareholder to any firm, entity, or person without the express, written approval of the Corporation and the other Shareholders.

         26.      INVALID PROVISION

         The invalidity or unenforceability of a particular provision of this Agreement shall not affect the other provisions hereof, and the agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.

         27.      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement and understanding of the parties with respect to the transfer of the Shares and supersedes any and all prior agreements regarding the Shares, whether written or oral.

         28.      SURVIVAL

                  All sections of this Agreement shall survive the termination of this Agreement for any reason as are necessary to effect the rights of the parties hereto or of any Trustee appointed hereunder.

         IN WITNESS WHEREOF, the Corporation and QVESTOR have executed this instrument by and through their authorized officers and the individual Shareholders have hereunto placed their hands on the day and year first above written.


                                        "CORPORATION":

Witnesses:                              IXION BIOTECHNOLOGY, INC.

              /S/                                       /S/
--------------------------------        By:---------------------------------
Thomas P. Stagnaro                      Weaver Gaines
                                        Chairman and Chief Executive Officer

                                        "Q-MED":

Witnesses:                              Q-MED AB (publ)

               /S/                                         /S/
--------------------------------        By:----------------------------------
 Terence F. Brennan                     Per Olof Wallstrom
                                        President and Chief Executive Officer


              /S/                                          /S/
--------------------------------        By:----------------------------------
 Terence F. Brennan                     Bengt Agerup
--------------------------------        Member of the Board of Directors

                                       "QVESTOR":

Witnesses:                             QVESTOR LLC



              /S/                                      /S/
--------------------------------       By:------------------------------------
Terence F. Brennan                          Per Olof Wallstrom

Witnesses:                              AMMON B. PECK PH.D

               /S/                                      /S/
-------------------------------         ----------------------------------
Theodore Lee Snow                       Ammon B. Peck, Individually

               /S/
-------------------------------
Kimberly A. Ramsey


Witnesses:                              WEAVER H. GAINES

              /S/                                       /S/
-------------------------------         ----------------------------------
Thomas P. Stagnaro                      Weaver H. Gaines, Individually

                                   SCHEDULE A
                                   ----------

                                  Agreed Value
                                  ------------


The Agreed Value for the Shares as of July -----, 2000 is $4.00 per share.

                                           the "CORPORATION":

Witnesses:                                 IXION BIOTECHNOLOGY, INC.


--------------------------------           By:------------------------------
                                           Weaver Gaines
--------------------------------           Chairman and Chief Executive Officer


"Q-MED":

Witnesses:                                 Q-MED AB (publ)



--------------------------------           By:------------------------------
                                           Per Olof Wallstrom
--------------------------------           President and Chief Executive Officer



--------------------------------           By:------------------------------
                                           Bengt Agerup
--------------------------------           Member of the Board of Directors


                                           "QVESTOR":

Witnesses:                                 QVESTOR LLC



--------------------------------           By:------------------------------
                                           Per Olof Wallstrom
--------------------------------

Witnesses:                                 AMMON B. PECK PH.D



-------------------------------            ----------------------------------
                                           Ammon B. Peck, Individually
-------------------------------



Witnesses:                                 WEAVER H. GAINES



-------------------------------            ----------------------------------
                                           Weaver H. Gaines, Individually
-------------------------------

                                   EXHIBIT 1
                                   ---------


                             VOTING TRUST AGREEMENT


     This is a Voting Trust Agreement (the "Agreement") dated as of ----------------, among IXION Biotechnology Inc. ("Company"), -----------------
("Shareholder") and QVESTOR, LLC, a Delaware limited liability company, as Trustee.

                                   Background

     The Shareholder currently owns ---------- shares of common stock (the "Shares") of IXION BIOTECHNOLOGY, INC. (the "Company"). Pursuant to section 4(d) of a Shareholders' Agreement dated July 14, 2000 among the Shareholder, the Company, and certain other shareholders named therein ("Shareholders Agreement"), the parties desire to enter into this Agreement regarding the deposit of the Shares with the Trustee. Accordingly, in consideration of the mutual covenants and agreements set forth below, the parties agree as follows:

                                      Terms

         1. Filing. A copy of this Agreement and any amendment to this Agreement shall be filed in the principal office of the Company, and shall be open to the inspection of any shareholder of the Company. All voting trust certificates (the "Certificates") issued pursuant to this Agreement shall be issued, received, and held subject to all the terms of this Agreement. Every person entitled to receive voting trust certificates under this Agreement, representing shares of common stock of the Company, and their permitted transferees and assigns, shall be bound by the provisions of this Agreement.

         2. Appointment of the Trustee. The Trustee shall be QVESTOR, LLC.

         3. Transfer of Stock to Trustee. As soon as reasonably possible after the execution of this Agreement, the Shareholder will deposit with the Trustee, the certificate or certificates for the Shares, together with instruments duly executed for the transfer of the Shares to the Trustee. Pending the delivery of such instruments, the Shareholder hereby transfers the Shares to the Trustee. The Shares shall be vested in the Trustee and shall be transferred to the name of the Trustee on the books of the Company.

         4. Trust Certificates. Following the deposit by the Shareholder of the certificate or certificates representing their respective Shares with the Trustee, the Trustee shall issue and deliver a Certificate to the Shareholder representing his beneficial ownership of the Shares (a "Certificate"), in substantially the form attached to this Agreement as Exhibit A.

         5.       Rights of Trustee.

                  (a) The Trustee shall have the right to exercise, in person or by proxy, all of the Shareholder's voting rights and powers in respect of the Shares registered in the name of the Trustee, and to take part in or consent to any and all corporate or shareholder action. The right to vote shall include, without limitation, the right to vote on the election ofdirectors. The Trustee may in all matters act either at a meeting or by written consent. The parties acknowledge that the Trustee, for purposes of this Agreement, shall be permitted to vote the Shares and to exercise all such powers as are necessary for every legitimate business purpose for the Company. The Trustee shall have no liability for any actions taken pursuant to this Agreement, except for those actions taken in bad faith or in willful violation of this Agreement.

                  (b) It is expressly understood and agreed that the Shareholder or any future holders of Certificates (the "Holders") shall not have any right with respect to any Shares held by the Trustee to vote, to take part in, to consent to or in any way control or limit any corporate or shareholders' action.

                  (c) In voting the Shares held pursuant to this Agreement (either in person or by Proxy), the Trustee shall exercise its reasonable business judgment and may take such part in the management of the Company's affairs as it deems appropriate.

                  (d) It is expressly understood and agreed that at any time, subject to compliance with: (i) all applicable federal and state securities laws, (ii) all applicable shareholder agreements and (iii) any underwriter lock-up agreements that a Holder may sell, assign or otherwise transfer any of the Certificates and may pledge or otherwise encumber the Certificates; provided, however, the Shares represented by such Certificates shall continue to be bound by this Agreement and the new Holder shall sign a copy of this Agreement.

                  (e) The Trustee shall have the right, in its sole discretion and at any time during the term of this Agreement, to permit any Holder to sell, assign or otherwise transfer all or any portion of the Shares represented by the Holder's Certificates free of this Agreement, and this Agreement will continue in full force and effect with respect to all remaining Shares.

                  (f) It is also expressly understood and agreed that the Trustee has no rights in the Shares other than the voting rights set forth in this Agreement. All of the economic benefits of ownership of the Shares remain vested in the Shareholders. The Trustee may not at any time sell, transfer, assign, pledge or otherwise encumber any of the Shares without the consent of the relevant Holders.

         6. Term. This Agreement shall continue in effect for a period extending until the earlier of (a) July 15, 2010 or (b) the date that the Trustee and Shareholder agree in writing to terminate this Agreement.

         7.       Termination Procedure.

                  (a) Upon the termination of this Agreement, the Trustee shall mail written notice of such termination to the registered owners of the Certificates, at the addresses appearing on the transfer books of the Trustee. After the date of any such notice, the Certificates shall cease to have any effect, and the Holders of the Certificates shall have no further rights under this Agreement other than to receive certificates for shares of stock of the Company or other property distributable under the terms of this Agreement and upon the surrender of the Certificates.

                  (b) Promptly following the termination of this Agreement and the surrender to the Trustee of the Certificates, the Trustee shall take all actions necessary to have the record ownership of that number of Shares represented by the Certificates transferred on the books of the Company into the name of the Holder or the Holder's nominees and shall have the Certificates representing such Shares delivered to such Holder or the Holder's nominee. The Trustee shall deliver to each registered Holder, stock certificates for the number of Shares represented by the Certificate held by such Holder, upon the surrender of the properly endorsed Certificate.

         8.       Dividends.

                  (a) Prior to the termination of this Agreement the Holders shall be entitled to receive payments of cash dividends, if any, paid by the Company upon a like number and class of shares of Common Stock as is represented by each Certificate. If any dividend or distribution in respect of the Shares deposited with the Trustee is paid, in whole or in part, in stock of the Company having general voting powers, the Trustee shall receive and hold, subject to the terms of this Agreement, the certificates for stock which are distributed on account of such dividend or distribution and the Holder shall be entitled to receive a Certificate issued under this Agreement for the number of shares and class of stock received as such dividend or distribution with respect to the Shares represented by such Certificate. The Trustee shall have no interest in such dividend Shares, other than the right to exercise voting rights.

                  (b) If any dividend or distribution in respect of the stock deposited with the Trustee is paid other than in cash or in capital stock having general voting powers, then the Trustee shall distribute such dividend or distribution to the Holders registered as such at the close of business on the day fixed by the Trustee for taking a record to determine the Holders entitled to receive such distribution.

Such distribution shall be made to such Holders ratably, in accordance with the number of Shares represented by their respective Certificates.

                  (c) The Trustee shall instruct the Company, in writing, to pay all cash dividends directly to the Holders or their legal representatives.

                  (d) The Company is authorized to report or direct the reporting of such dividends to federal or state taxing authorities, as required by law, using the respective taxpayer identification number of each Holder. Each Holder agrees to provide the Company with such additional information as is requested by the Company for such purpose.

         9. Dissolution of the Company. In the event of the dissolution or total or partial liquidation of the Company, whether voluntary or involuntary, to the extent that any distributions are received by the Trustee, the Trustee shall distribute any securities, rights, or property, to which the Holders are entitled, among the registered Holders or their legal representatives in proportion to their interests, as shown by the books of the Trustee.

         10. Reorganization of Company. In case the Company is merged into or consolidated with another corporation, or entity, or all or substantially all of the assets of the Company are transferred to another corporation or entity, then in connection with such transfer, the term "Company" for all purposes of this Agreement shall be taken to include such successor corporation or entity, and the Trustee shall receive and hold as Trustee under this Agreement any stock of such successor corporation received on account of the ownership, of the stock held under this Agreement, prior to such merger, consolidation, or transfer.

         11.      Trustee.

                  (a) The Trustee (and any successor Trustee) may at any time resign by mailing to the registered Holders a written resignation, to take effect thirty days thereafter or upon the prior acceptance of the duties of Trustee by a successor Trustee.

                  (b) The rights, powers, and privileges of the Trustee named under this Agreement shall be possessed by any successor Trustee, with the same effect as though such successors had originally been parties to this Agreement. The word "Trustee" as used in this Agreement, means the Trustee or any successor Trustee acting under this Agreement.

         12. Notices. To be effective, a notice or other communication required or permitted by this Agreement must be in writing. All notices and other communications shall be delivered by overnight courier service or hand delivery. Communications shall be addressed to the intended recipient at the address specified below, or to such other address as the intended recipient may have designated in a writing previously delivered to the sender:

If to the Company:                         If to the Trustee:

IXION BIOTECHNOLOGY, INC.                  QVESTOR
13704 Progress Boulevard, Box 13           c/o The Corporation Trust Company
Alachua, Florida 32615                     1209 Orange Street
                                           Wilmington, DE

                                           With a copy to:

                                           Terence F. Brennan, Esq.
                                           Holland & Knight LLC
                                           P.O. Box 1526
                                           Orlando, FL  32802

If to the Shareholder:


------------------------------
------------------------------
------------------------------

         13. Governing Law and Venue. This Agreement shall be governed by and construed under the laws of Delaware. Any suit brought to enforce or construe any provision of this Agreement shall be brought only in the appropriate court located in Orange County, Florida; provided, however, the Trustee may initiate an action in any jurisdiction having jurisdiction over the parties to enjoin a violation of this Agreement.

         14. Entire Agreement. This Agreement, including its exhibits, constitutes the entire agreement of the parties concerning its subject matter and supersedes any prior or contemporaneous agreements or understandings among them, concerning its subject matter.

         15. Amendment. Upon the written consent of the Trustee and Shareholder any provisions of this Agreement may be amended.

         16. Voting Power. For the purposes of this Agreement, "Voting Power" related to Shares shall mean the underlying voting power of the Shares.

         17. Counterparts. This agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Voting Trust Agreement as of the date first written above.



Date:-------------------------     ------------------------------
                                   Shareholder




                                   QVESTOR, LLC ("Trustee")


Date:-------------------------     By:---------------------------


                                   IXION BIOTECHNOLOGY, INC. ("Company")
                                   13704 Progress Boulevard, Box 13
                                   Alachua, Florida 32615


Date:-------------------------     By:----------------------------

                            EXHIBIT A (to Exhibit 1)
                            ------------------------


                                Trust Certificate
                                -----------------

No. ------                                       --------------- Shares of Stock

         QVESTOR, LLC, the Trustee of the shares deposited under a Voting Trust Agreement effective ------------------, having received certain shares of IXION BIOTECHNOLOGY, INC., a Delaware corporation (the "Company"), pursuant to such Agreement, hereby certifies that ----------------- will be entitled to receive a certificate for --------------- fully paid --------------- shares of the Company on the expiration of the Voting Trust Agreement, and in the meantime shall be entitled to receive payments equal to any dividends that may be collected by the Trustee upon a like number of such shares held by him under the terms of the Voting Trust Agreement.

         Neither this certificate, nor the shares of capital stock for which it is issued, have been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and no transfer or assignment of this certificate or the shares for which it is issued may be made in the absence of an effective registration statement under such laws or the availability of exemptions from the registration provisions thereof in respect of such transfer or assignment.

         This certificate is subject to restrictions on transfer contained in the Voting Trust Agreement dated as of -------------------, and the Shareholders Agreement dated July 14, 2000 among the Company, the Shareholder, and certain other shareholders named therein, including without limitation, all conditions, rights of first refusal, options, or other restrictions on transfer of the shares and is transferable only on the books of the undersigned Trustee by the registered holder in person or by his duly authorized attorney, and the holder hereof consents that the undersigned Trustee may treat the registered holder hereof as the trust owner for all purposes, except the delivery of share certificates, which delivery shall not be made without the surrender hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Voting Trust Certificate as of this --------- day of -----------------------.


                                  QVESTOR, LLC



                                  By:--------------------------




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